                                                                   EXHIBIT 10.14

                       INNOVATIVE GLOBAL SOLUTION, INC.

                       FOUNDER STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made as of the 28th day of April, 1998 ("Effective Date"), by and between INNOVATIVE GLOBAL SOLUTION, INC., a California corporation (the "Corporation"), and William Y. Son ("Purchaser").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Corporation desires to issue and the Purchaser desires to acquire stock of the Corporation as herein described, on the terms and conditions hereinafter set forth.

     WHEREAS, the Purchaser is an employee of the Corporation.


     NOW, THEREFORE, IT IS AGREED between the parties as follows:


     1.   Number of Shares and Price Per Share. Subject to the terms and
          ------------------------------------
conditions herein, the Purchaser hereby agrees to purchase from the Corporation, and the Corporation agrees to sell to the Purchaser one million five hundred thousand (1,500,000) shares of the Corporation's Common Stock (the "Stock") for an aggregate purchase price of $150,000 (the "Purchase Price") or $0.10 per share. Such Purchase Price for the Stock will be paid in cash, by cancellation of debt, or by execution and delivery to the Corporation by the Purchaser of a full recourse Promissory Note, or even date herewith, made payable to the Corporation, in a form acceptable to the Corporation.

     2.   Unvested Share Repurchase Option. In the event the Purchaser's
          --------------------------------
employment with the Corporation is terminated, or if the Purchaser or the Purchaser's legal representative attempts to sell, exchange, transfer, pledge or otherwise dispose of any shares purchased pursuant to this Purchase Agreement which have not vested in the Purchaser pursuant to Section 2(a) below (the "Unvested Shares"), the Corporation shall have the right to reacquire the Unvested Shares under the terms and subject to the conditions set forth in this
Section 2 (the "Unvested Share Repurchase Option").


          (a)    Vesting of Shares. The term "Initial Vesting Date" shall mean
                 -----------------
the Purchaser's initial date of employment. The shares of Stock purchased will vest in the Purchaser and become "Vested Shares" on and after the Initial Vesting Date in accordance with the following formula:

          Date                                   Vested Shares
          ----                                   -------------
          On the Initial Vesting Date            750,000 shares of the Stock

          Six (6) Months After the Initial       20,833 shares of the remaining
          Vesting Date                           Stock for each completed full
                                                 month of the Corporation's
                                                 employment of Purchaser
                                                 following the Initial Vesting
                                                 Date

Provided that the aggregate number of Vested Shares may not exceed one hundred percent (100%) of the Stock.

          (b)    Exercise of Unvested Share Repurchase Option. Except as
                 --------------------------------------------
provided in Section 2(e) below, if the consultancy or employment (collectively referred to herein as "employment") of the Purchaser is terminated, or if the Purchaser or the Purchaser's legal representative attempts to dispose of any Unvested Shares other than as allowed in this Agreement, the Corporation may exercise the Unvested Share Repurchase Option by written notice to the Escrow Agent (as defined in Section 9 below) and to the Purchaser or the Purchaser's legal representative within sixty (60) days after such termination or after the Corporation has received notice of the attempted disposition.

          (c)    Payment for Shares and Return of Shares. Payment by the
                 ---------------------------------------
Corporation to the Escrow Agent on behalf of the Purchaser or the Purchaser's legal representative shall be made in cash within sixty (60) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any promissory note of the Purchaser to the Corporation shall be treated as payment to the Purchaser in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share being purchased by the Corporation shall be $0.10 per share (as adjusted for stock splits, stock dividends, stock combinations and the like). Within thirty (30) days after payment by the Corporation, the Escrow Agent shall give the shares which the Corporation has purchased to the Corporation and shall give the payment received from the Corporation to the Purchaser.

          (d)    Early Termination of Unvested Share Repurchase Option. The
                 -----------------------------------------------------
other provisions of Section 2 notwithstanding, the Corporation's Board of Directors may terminate the Unvested Share Repurchase Option in the event of (1) a merger in which the Corporation is not the surviving corporation; (2) a merger or the sale or exchange by the stockholders of the Corporation of all or substantially all of the stock of the Corporation where the stockholders before such merger or sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the surviving Corporation; (3) the sale or exchange of all or substantially all of the Corporation's assets (other than a sale or transfer to a subsidiary of the Corporation as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")); or (4) in such other event as the Corporation's Board of Directors may determine to be appropriate.

          (e)    Transfers Not Subject to the Unvested Share Repurchase Option.
                 -------------------------------------------------------------
The Unvested Share Repurchase Option shall not apply to a transfer to the Purchaser's ancestors, descendants or spouse or to a trustee for their benefit or the benefit of the Purchaser, provided that such transferee shall agree in writing (in a form satisfactory to the Corporation) to take the stock subject to all the terms and conditions of this Section 2 providing for an Unvested Share Repurchase Option.

          (f)    Assignment. In the event the Corporation is unable to exercise
                 ----------
the Unvested Share Repurchase Option or the Right of First Refusal (as defined below) pursuant to the provisions of the General Corporation Law of California, or the corresponding provisions of other applicable law, the Corporation shall have the right to assign the Unvested Share Repurchase Option or the Right of First Refusal to one or more persons as may be selected by the Corporation.

     3.   Stock Dividends, etc. If, from time to time, there is any stock
          --------------------
dividend, stock split or other change in the character or amount of any of the outstanding stock of the Corporation, then in such event any and all new substituted or additional securities to which Purchaser is entitled by reason of Purchaser's ownership of the shares acquired pursuant to this Agreement shall be considered Stock and shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal and all other terms of this Agreement with the same force and effect as the shares subject to the Unvested Share Repurchase Option, the Right of First Refusal and all other terms of this Agreement immediately before such event in accordance with the formula set forth in Section 2(a) above.

     4.   Right of First Refusal.
          ----------------------

          (a)    Notice of Transfer. In the event that the Purchaser proposes to
                 ------------------
sell, assign, pledge, encumber, transfer or otherwise dispose of ("Transfer") any of his Vested Shares, he shall give the Corporation written notice of his intention ("Transfer Notice"), describing the offered shares ("Offered Shares"), the identity of the prospective transferee and the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Purchaser has received a firm offer from the prospective transferee and in good faith believes a binding agreement for Transfer is obtainable on the terms set forth, and shall also include a copy of any written proposal or letter of intent or other agreement relating to the proposed Transfer.

          (b)    Right of First Refusal. With respect to any proposed Transfer,
                 ----------------------
the Corporation shall have an option to purchase all or none of the Offered Shares (the "Right of First Refusal"). To exercise such option, the Corporation must notify the Purchaser in writing before the expiration of the thirty day period following the delivery of the Transfer Notice to the Corporation. If the Corporation elects to purchase the Offered Shares, it shall pay consideration for the Offered Shares no less favorable in price and material terms and conditions than are described in the Transfer Notice.

          (c)    Closing Procedures; Subsequent Transfers. If the Corporation
                 ----------------------------------------
exercises the Right of First Refusal, the Corporation and the Purchaser shall consummate the sale of the Offered Shares on the terms set forth in the Transfer Notice by the date sixty (60) days after the delivery of the Transfer Notice to the Corporation; provided, however, in the event the Transfer Notice provides for the payment for the shares of Stock other than in cash, the Corporation shall have the option of paying for the shares of Stock by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Corporation. If the Corporation fails to exercise in full the Right of First Refusal on a timely basis, then the Purchaser may, not later than one hundred twenty (120) days following delivery to the Corporation of the Transfer Notice, conclude the Transfer subject to the Transfer Notice on the terms and conditions described in such notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Purchaser, shall again be subject to the Corporation's Right of First Refusal and shall require the Purchaser to deliver a new Transfer Notice to the Corporation and to comply with the procedures described in this Section 4 with respect to such different or new Transfer.

          (d)    Condition to Transfer. All transferees of shares of Stock or
                 ---------------------
any interest therein other than the Corporation shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Corporation) that they will receive and hold such shares of Stock or interests subject to the provisions of this Agreement, including the Right of First Refusal and the restrictions set forth in Section 5 of this Agreement.

          (e)    Termination of Right. The Right of First Refusal shall
                 --------------------
terminate at such time as a public market exists for the Corporation's Common Stock (or any other stock issued by the corporation, or any successor, in exchange for the Stock). For the purpose of this Agreement, a "public market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices therefore are published daily on business days in a recognized financial journal.

          (f)    Limitation on Right. The Right of First Refusal shall not apply
                 -------------------
to any transfer to the Purchaser's ancestors or descendants or spouse or to a trustee for their benefit provided that in any case any such transferee shall agree in writing (in a form satisfactory to the Corporation) to take the Stock subject to all the terms of this Agreement, including the Right of First Refusal.

     5.   No Transfers of Unvested Shares. The Purchaser may not sell, transfer,
          -------------------------------
pledge or otherwise dispose of any Unvested Shares of the Stock still subject to the Unvested Share Repurchase Option except as provided in Section 2(e) and 4(f).

     6.   Consent of Spouse. If the Purchaser is married on the date of this
          -----------------
Agreement, the Purchaser's spouse shall execute a Consent of Spouse in the form of Exhibit A hereto, effective on the date hereof. Such consent shall not be
   ---------
deemed to confer or convey to the spouse any rights in the Stock that do not otherwise exist by operation of law or the agreement of the parties. If the Purchaser should marry or remarry subsequent to the date of this Agreement, the Purchaser shall within thirty (30) days thereafter obtain his or her new spouse's acknowledgment of and consent to the existence and binding effect of all restrictions contained in this Agreement by signing an additional Consent of Spouse in the form of Exhibit A.
                      ---------

     7.   Legends. All certificates representing any shares of Stock subject to
          -------
the provisions of this Agreement shall have endorsed thereon the following legends:

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE OPTION, A RIGHT OF FIRST REFUSAL IN FAVOR OF

THE CORPORATION OR ITS ASSIGNEE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (b) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (c) Any legend required to be placed thereon by the California Commissioner of Corporations.

     8.   Warranties and Representations. In connection with the proposed
          ------------------------------
purchase of the Stock, the Purchaser hereby agrees, represents and warrants as follows:

          (a) The Purchaser is purchasing the Stock solely for his or her own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 as amended (the "Act"). The Purchaser further represents that he or she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof; and that the entire legal and beneficial interest of the Stock he or she is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

          (b) The Purchaser is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Stock. The Purchaser further represents and warrants that he or she has discussed the Corporation and its plans, operations and financial condition with its officers, has received all such information as he or she deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Stock and has received satisfactory and complete information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof.

          (c) The Purchaser realizes that his or her purchase of the Stock will be a highly speculative investment, and he or she is able, without impairing his financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on his or her investment.

          (d)    The Corporation has disclosed to the Purchaser that:

                 (i) The sale of the Stock has not been registered under the Act, and the Stock must be held indefinitely unless a transfer of it is subsequently registered under the Act or an exemption from such registration is available, and that the Corporation is under no obligation to register the Stock;

                 (ii) The Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.

          (e) The Purchaser is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than one year from the date the Purchaser has purchased and paid for the Stock; the availability of certain public information concerning the Corporation; the sale being through a broker in an unsolicited "broker's transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and that any sale of the Stock may be made by him or her only in limited amounts during any three-month period not exceeding specified limitations. The Purchaser further represents that he or she understands that at the time he or she wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Corporation may not be satisfying the current public information requirements of Rule 144, and that, in such event, he or she would be precluded from selling the Stock under Rule 144 even if the one-year minimum holding period had been satisfied. The Purchaser represents that he or she understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (f) Without in any way limiting the Purchaser's representations and warranties set forth above, the Purchaser further agrees that he or she shall in no event make any disposition of all or any portion of the Stock which he or she is purchasing unless and until:

                 (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                 (ii) The Purchaser shall have (1) notified the Corporation of the proposed disposition and furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (2) furnished the Corporation with an opinion of his or her own counsel to the effect that such disposition will not require registration of such shares under the Act, and such opinion of his or her counsel shall have been concurred in by counsel for the Corporation and the Corporation shall have advised the Purchaser of such concurrence.

     9.   Escrow. As security for his or her faithful performance of the terms
          ------
of this Agreement and to insure the availability for delivery of the Stock upon exercise of the Unvested Share Repurchase Option and the Right of First Refusal herein provided for, the Purchaser agrees to deliver to and deposit with Gray Cary Ware & Freidenrich, LLP, counsel to the Corporation (the "Escrow Agent"), as Escrow Agent in this transaction, two Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit B, together with the certificate or certificates
                   ---------
evidencing the Stock; such documents are to be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and the Purchaser set forth in Exhibit C attached hereto and incorporated by this reference, which
   ---------
instructions shall also be delivered to the Escrow Agent at the closing hereunder.

     10.  Transfers in Violation of Agreement. The Corporation shall not be
          -----------------------------------
required (i) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     11.  Rights as Shareholder. Subject to the provisions of this Agreement,
          ---------------------
the Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock deposited in escrow.

     12.  Further Instruments. The parties agree to execute such further
          -------------------
instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     13.  Notice. Any notice required or permitted hereunder shall be given in
          ------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address hereinafter shown below his or her signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     14.  Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be binding upon the Purchaser, his or her heirs, executors, administrators, successors and assigns.

     15.  Entire Agreement; Amendments. This Agreement, together with the
          ----------------------------
Exhibits hereto, shall be construed under the laws of the State of California (as it applies to agreements between California residents, entered into and to be performed entirely within California), and constitutes the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

     16.  Right to Specific Performance. The Purchaser agrees that the
          -----------------------------
Corporation shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Corporation.

     17.  Separability. If any provision of this Agreement is held by a court of
          ------------
competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

     18.  Tax Election Notification. The Purchaser shall notify the Corporation
          -------------------------
in writing if Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1954, as amended, to be filed with the Internal Revenue Service within thirty (30) days of the date of the sale herein contemplated. The Corporation intends, in the event it does not receive from Purchaser evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to Purchaser in the absence of such an election.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"PURCHASER"                              "CORPORATION"

                                         INNOVATIVE GLOBAL SOLUTION, INC.


                                         By:
-----------------------------                ----------------------------
William Y. Son                               Gregory M. Decker, Secretary


Address:                                     Address: 4225 Executive Square,
                                                      Suite 700
                                                      La Jolla, CA 92037


              SIGNATURE PAGE FOR FOUNDER STOCK PURCHASE AGREEMENT

                                   EXHIBIT A
                                   ---------

                               CONSENT OF SPOUSE
                               -----------------

     I, Jee Hee Han, spouse of William Y. Son, acknowledge that I have read the Founder Stock Agreement dated as of April 28, 1998, to which this Consent is attached as Exhibit A (the "Agreement") and that I know its contents. I am
            ---------
aware that by its provisions INNOVATIVE GLOBAL SOLUTION, INC. (the "Corporation") has the option to purchase certain shares of Stock of the Corporation which my spouse owns pursuant to the Agreement including any interest I might have therein, upon termination of my spouse's employment under circumstances set forth in the Agreement, and certain other restrictions are imposed upon the sale or other disposition of the Stock during my spouse's lifetime.

     I hereby agree that my interest, if any, in the Stock subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Stock shall be similarly bound by the Agreement.

     I am aware that the legal, financial and related matters contained in the
     -------------------------------------------------------------------------
Agreement are complex and that I am free to seek independent professional
-------------------------------------------------------------------------
guidance or counsel with respect to this Consent.  I have either sought such
----------------------------------------------------------------------------
guidance or counsel or determined after reviewing the Agreement carefully that I
--------------------------------------------------------------------------------
will waive such right.
----------------------

     Dated as of the 28th day of April, 1998.



                                                  Jee Hee Han

                                   EXHIBIT B
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED, William Y. Son hereby sells, assigns and transfers unto _____________________________, ________ (_____) shares of the Common Stock of
INNOVATIVE GLOBAL SOLUTION, INC., a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ____________ herewith, and do hereby irrevocably constitute and appoint _____________________ my attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises.


Dated:                  , 19              By:
      ------------------    ---               -------------------------------

                                   EXHIBIT C
                                   ---------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------

                                                                  April 28, 1998

Gray Cary Ware & Freidenrich, LLP
4365 Executive Drive, Suite 1600
San Diego, California 92121-2189


Gentlemen:

     As Escrow Agent for both INNOVATIVE GLOBAL SOLUTION, INC., a California corporation ("Corporation"), and the undersigned purchaser of Common Stock (the "Stock") of the Corporation ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Restriction Agreement ("Agreement"), dated as of the date hereof, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

     1. In the event the Corporation and/or any assignee of the Corporation (referred to collectively for convenience herein as the "Corporation") shall elect to exercise the Unvested Share Repurchase Option or the Right of First Refusal set forth in the Agreement, the Corporation shall give to Purchaser and you a written notice specifying the number of shares of Stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of such notice.

     2. At the closing of a transaction pursuant to Paragraph 1, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares of Stock being transferred, and
(c) to deliver same, together with the certificates evidencing the shares of Stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (by check) for the number of shares of Stock being purchased pursuant to the exercise of the Unvested Share Repurchase Option or the Right of First Refusal, as the case may be.

     3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of Stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated. Subject to the provisions of this paragraph 4, Purchaser shall exercise all rights and privileges of a shareholder of the Corporation while the Stock is held by you.

     4. This escrow shall terminate at such time as there are no longer any shares of stock subject to the Unvested Share Repurchase Option or the Right of First Refusal.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence to such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be counsel to the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instructions in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or rights of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to any one all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United State Post, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

          CORPORATION:        INNOVATIVE GLOBAL SOLUTION, INC.
                              4225 Executive Square, Suite 700
                              La Jolla, CA 92037

          PURCHASER:          William Y. Son
                              12133 Oakview Way
                              San Diego, Ca 92128

          ESCROW AGENT:       Gray Cary Ware & Freidenrich, LLP
                              4365 Executive Drive, Suite 1600
                              San Diego, CA  92121-2189
                              Attn:  Christian Waage

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

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

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                              Very truly yours,

                              INNOVATIVE GLOBAL SOLUTION, INC.
                              a California corporation

                              By:
                                 ------------------------------------
                                  Gregory M. Decker, Secretary

                              PURCHASER:

                                  William Y. Son

                              Agreed to and accepted as of the date set forth above:

                              ESCROW AGENT:

                              GRAY CARY WARE & FREIDENRICH LLP

                              By:
                                 ------------------------------------
                                  Scott Stanton

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